Exhibit 99.2

LEO MOTORS, INC.
CONSOLIDATED PRO FORMA BALANCE SHEETS
BALANCE AT JUNE 30, 2014
UNAUDITED
(AMOUNTS EXPRESSED IN US DOLLAR)
	Leo Motors	LGM	Pro Forma	Pro Forma
	6/30/2014	6/30/2014	AJE	Consolidated

Assets
Current Assets
Cash and cash equivalents	$847	$215,458		$216,305
Accounts Receivable	0	242,352		242,352
Inventories	23,492	118,955		142,447
Prepayment to suppliers	198,181	0		198,181
Short term advances	4,900	0		4,900
Other current assets	1,315	192,012		193,327
Total Current Assets	228,735	768,777		997,512
Fixed assets, net	23,652	16,846		40,498
Deposit	76,321	22,637		98,958
Other non-current assets	63,831	0		63,831
Investments	1,108,272	0	$(346,272)	762,000
Goodwill	2,542,228	0		2,542,228
Total Assets	$4,043,039	$808,260		$4,505,027

Liabilities and Equity(Deficit)
Current Liabilities:
Accounts payable and accrued expenses	$930,347	$97,595		$1,027,942
Current portion notes payable	224,833	271,106		495,939
Advance from customers	435,439	9,872		445,311
Due to related parties	150,637	0		150,637
Taxes payable	145,521	3,133		148,654
Total Current Liabilities	1,886,777	381,706		2,268,483
Accrued retirement benefits	34,019	0		34,019
Long trm debt net of current portion	0	151,456		151,456
Total Liabilities	1,920,796	533,162		2,453,958
Commitments	-	-
Leo Motors, Inc.("LEOM") Equity(Deficit):
Common stock ($0.001 par value; 220,000,000 shares authorized); 133,219,074 shares issued and outstanding at June 30, 2014	133,219	284,870	(284,870)	133,219
Additional paid-in capital	17,441,936	0		17,441,936
Accumulated other comprehensive income	472,836	72,945		545,781
Accumulated loss	(18,345,297)	(82,717)	(61,402)	(18,489,416)
Total Equity(Deficit) Leo Motors, Inc.	(297,306)	275,098		(368,480)
Non-controlling interest	2,419,549	0		2,419,549
Total Equity(Deficit)	2,122,243	275,098		2,051,069
Total Liabilities and Equity(Deficit)	$4,043,039	$808,260	0	$4,505,027

"See accompanying notes to consolidated financial statements"

LEO MOTORS, INC.
CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30 2014
UNAUDITED
(AMOUNTS EXPRESSED IN US DOLLAR)
	Leo Motors	LGM	Pro Forma	Pro Forma
	6/30/2014	6/30/2014	AJE	Consolidated

Revenues	$0	$579,071		$579,071
Cost of Revenues	0	173,259		173,259
Gross Profit	0	405,812		405,812

Operating Expenses	1,498,510	279,489		1,777,999

Income(loss) from Continuing Operations	(1,498,510)	126,323		(1,372,187)
Other Income (Expenses)
Assets disposal gain, net	0	0		0
Debt Forgiveness	0	0		0
Interest expense	(58,297)	(13,301)		(71,598)
Non-Operating (expense) income	(24,376)	8,166		(16,210)
Total Other Income (Expenses)	(82,673)	(5,135)		(87,808)

Income(loss) from Continuing Operations Before Income Taxes	(1,581,183)	121,188		(1,459,995)
Income Tax Expense	0	0		0
Net Income(Loss)	$(1,581,183)	$121,188		$(1,459,995)

Income(loss) attributable to non-controlling interest	$(107,736)	$0		$(107,736)
Net Income(Loss) Attributable To Leo Motors, Inc.	$(1,473,447)	$121,188		$(1,352,259)
Other Comprehensive Income:
Net Income(loss)	$(1,473,447)	$121,188		$(1,352,259)
Unrealized foreign currency translation gain	4,506	1,935		6,441
Comprehensive Income(loss) Attributable to Leo Motors, Inc.	$(1,468,941)	$123,123	$0	$(1,345,818)
Net Loss per Common Share:
Basic	$(0.01)			$(0.01)
Diluted	$(0.01)			$(0.01)
Weighted Average Common Shares Outstanding:
Basic	$125,044,939			$125,044,939
Diluted	$128,162,368			$128,162,368

"See accompanying notes to consolidated financial statements"

LEO MOTORS, INC.
CONSOLIDATED PRO FORMA BALANCE SHEETS
BALANCE AT DECEMBER 31, 2013
UNAUDITED
(AMOUNTS EXPRESSED IN US DOLLAR)
	Leo Motors	LGM	Pro Forma	Pro Forma
	12/31/2013	12/31/2013	AJE	Consolidated

Assets
Current Assets
Cash and cash equivalents	$1,774	$260,014		$261,788
Accounts Receivable	0	423,361		423,361
Inventories	0	105,199		105,199
Prepayment to suppliers	197,973	0		197,973
Short term advances	4,900	0		4,900
Other current assets	563	177,534		178,097
Total Current Assets	205,210	966,108		1,171,318
Fixed assets, net	35,996	19,299		55,295
Deposit	76,321	21,720		98,041
Other non-current assets	63,831	0		63,831
Investments	1,108,272	0	$(346,272)	762,000
Goodwill	2,542,228	0		2,542,228
Total Assets	$4,031,858	$1,007,127		$4,692,713

Liabilities and Equity(Deficit)
Current Liabilities:
Accounts payable and accrued expenses	$840,604	$51,782		$892,386
Current portion notes payable	83,500	260,030		343,530
Advance from customers	435,439	0		435,439
Due to related parties	150,637	0		150,637
Taxes payable	143,210	39,927		183,137
Total Current Liabilities	1,653,390	351,739		2,005,129
Accrued retirement benefits	62,036	0		62,036
Long trm debt net of current portion	0	145,316		145,316
Total Liabilities	1,715,426	497,055		2,212,481
Commitments	-	-
Leo Motors, Inc.("LEOM") Equity(Deficit):
Common stock ($0.001 par value; 220,000,000 shares authorized); 115,186,112 shares issued and outstanding at December 31, 2013	115,186	284,870	(284,870)	115,186
Additional paid-in capital	16,077,481	0		16,077,481
Accumulated other comprehensive income	468,330	42,612		510,942
Accumulated loss	(16,871,850)	182,590	(61,402)	(16,750,662)
Total Equity(Deficit) Leo Motors, Inc.	(210,853)	510,072		(47,053)
Non-controlling interest	2,527,285	0		2,527,285
Total Equity(Deficit)	2,316,432	510,072		2,480,232
Total Liabilities and Equity(Deficit)	$4,031,858	$1,007,127	0	$4,692,713

"See accompanying notes to consolidated financial statements"

LEO MOTORS, INC.
CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
UNAUDITED
(AMOUNTS EXPRESSED IN US DOLLAR)
	Leo Motors	LGM	Pro Forma	Pro Forma
	12/31/2013	12/31/2013	AJE	Consolidated

Revenues	$0	$579,071		$579,071
Cost of Revenues	0	173,259		173,259
Gross Profit	0	405,812		405,812

Operating Expenses	882,541	279,489		1,162,030

Income(loss) from Continuing Operations	(882,541)	126,323		(756,218)
Other Income (Expenses)
Assets disposal gain, net	0	0		0
Debt Forgiveness	0	0		0
Interest expense	(130,057)	(13,301)		(143,358)
Non-Operating (expense) income	(225,287)	8,166		(217,121)
Total Other Income (Expenses)	(355,344)	(5,135)		(360,479)

Income(loss) from Continuing Operations Before Income Taxes	(1,237,885)	121,188		(1,116,697)
Income Tax Expense	0	0		0
Net Income(Loss)	$(1,237,885)	$121,188		$(1,116,697)

Income(loss) attributable to non-controlling interest	$(612,432)	$0		$(612,432)
Net Income(Loss) Attributable To Leo Motors, Inc.	$(625,453)	$121,188		$(504,265)
Other Comprehensive Income:
Net Income(loss)	$(625,453)	$121,188		$(504,265)
Unrealized foreign currency translation gain	1,545	1,935		3,480
Comprehensive Income(loss) Attributable to Leo Motors, Inc.	$(623,908)	$123,123	$0	$(500,785)
Net Loss per Common Share:
Basic	$(0.01)			$(0.01)
Diluted	$(0.01)			$(0.01)
Weighted Average Common Shares Outstanding:
Basic	$103,583,195			$103,583,195
Diluted	$107,573,301			$107,573,301

"See accompanying notes to consolidated financial statements"

LEO MOTORS, INC.
CONSOLIDATED PRO FORMA BALANCE SHEETS
BALANCE AT DECEMBER 31, 2012
UNAUDITED
(AMOUNTS EXPRESSED IN US DOLLAR)

	Leo Motors	LGM	Pro Forma	Pro Forma
	12/31/2012	12/31/2012	AJE	Consolidated

Assets
Current Assets
Cash and cash equivalents	$430,307	$2,630		$432,937
Accounts Receivable	0	254,367		254,367
Inventories	235,255	103,335		338,590
Prepayment to suppliers	303,457	0		303,457
Short term advances	0	0		0
Other current assets	600	7,739		8,339
Total Current Assets	969,619	368,071		1,337,690
Fixed assets, net	51,153	15,164		66,317
Deposit	76,091	20,133		96,224
Other non-current assets	57,166	0		57,166
Investments	381,933	0	$(111,933)	270,000
Goodwill	2,776,567	0		2,776,567
Total Assets	$4,312,529	$403,368		$4,603,964

Liabilities and Equity(Deficit)
Current Liabilities:
Accounts payable and accrued expenses	$865,096	$28,281		$893,377
Current portion notes payable	240,000	0		240,000
Advance from customers	445,455	3,123		448,578
Due to related parties	187,372	0		187,372
Taxes payable	158,388	4,507		162,895
Total Current Liabilities	1,896,311	35,911		1,932,222
Accrued retirement benefits	91,671	0		91,671
Long trm debt net of current portion	0	210,977		210,977
Total Liabilities	1,987,982	246,888		2,234,870
Commitments	-	-
Leo Motors, Inc.("LEOM") Equity(Deficit):
Common stock ($0.001 par value; 220,000,000 shares authorized); 104,116,073 shares issued and outstanding at December 31, 2012	104,116	50,531	(50,531)	104,116
Additional paid-in capital	15,405,804	0		15,405,804
Accumulated other comprehensive income	469,875	44,547		514,422
Accumulated loss	(16,246,397)	61,402	(61,402)	(16,246,397)
Total Equity(Deficit) Leo Motors, Inc.	(266,602)	156,480		(222,055)
Non-controlling interest	2,591,149	0		2,591,149
Total Equity(Deficit)	2,324,547	156,480		2,369,094
Total Liabilities and Equity(Deficit)	$4,312,529	$403,368	0	$4,603,964

"See accompanying notes to consolidated financial statements"

LEO MOTORS, INC.
CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
UNAUDITED
(AMOUNTS EXPRESSED IN US DOLLAR)
	Leo Motors	LGM	Pro Forma	Pro Forma
	12/31/2012	12/31/2012	AJE	Consolidated

Revenues	$25,605	$398,025		$423,630
Cost of Revenues	23,786	141,063		164,849
Gross Profit	1,819	256,962		258,781

Operating Expenses	2,925,023	235,300		3,160,323

Income(loss) from Continuing Operations	(2,923,204)	21,662		(2,901,542)
Other Income (Expenses)
Assets disposal gain, net	52,893	0		52,893
Debt Forgiveness	1,309,028	0		1,309,028
Interest expense	(197,634)	(6,120)		(203,754)
Non-Operating (expense) income	(105,705)	15,301		(90,404)
Total Other Income (Expenses)	1,058,582	9,181		1,067,763

Income(loss) from Continuing Operations Before Income Taxes	(1,864,622)	30,843		(1,833,779)
Income Tax Expense	25,283	0		25,283
Net Income(Loss)	$(1,889,905)	$30,843		$(1,859,062)

Income(loss) attributable to non-controlling interest	$(54,249)	$0		$(54,249)
Net Income(Loss) Attributable To Leo Motors, Inc.	$(1,835,656)	$30,843		$(1,804,813)
Other Comprehensive Income:
Net Income(loss)	$(1,835,656)	$30,843		$(1,804,813)
Unrealized foreign currency translation gain	1,001	425		1,426
Comprehensive Income(loss) Attributable to Leo Motors, Inc.	$(1,834,655)	$31,268	$0	$(1,803,387)
Net Loss per Common Share:
Basic	$(0.02)			$(0.02)
Diluted	$(0.02)			$(0.02)
Weighted Average Common Shares Outstanding:
Basic	$101,222,315			$101,222,315
Diluted	$102,402,755			$102,402,755

"See accompanying notes to consolidated financial statements"

1.  BASIS OF PRESENTATION

The accompanying unaudited pro forma consolidated balance sheet as at June 30, 2014 and the unaudited pro forma consolidated statements of operations for the six-month period ended June 30, 2014 and the years ended December 31, 2013 and 2012 (the “Pro Forma Consolidated Financial Statements”) of Leo Motors, Inc have been prepared by management on the basis of United States Generally Accepted Accounting Principles (“US GAAP”) and in accordance with the rules and regulations of the United States Securities and Exchange Commission (“SEC”) from information derived from the financial statements of Leo Motors Inc. and the financial statements of LGM Co., LTD.  The unaudited Pro Forma Consolidated Financial Statements have been prepared for inclusion in the Form 8-K in conjunction with the proposed acquisition of 100% of the issued and outstanding capital stock of LGM Co., LTD (the “Acquisition”).

The unaudited pro forma consolidated balance sheet as at June 30, 2014 gives effect to the acquisition of LGM Co., LTD by Leo Motors, Inc. as if it had occurred on January 1, 2012.  The unaudited pro forma consolidated statements of loss for the six months ended June 30, 2014 and for the years ended December 31, 2013 and 2012 give effect to the Acquisition as if it had occurred on January 1, 2012.

The unaudited Pro Forma Consolidated Financial Statements have been derived from:

a)	the unaudited interim financial statements of Leo Motors Inc. for six month period ended June 30, 2014
b)	the unaudited financial statements of Leo Motors Inc for the twelve month period ended December 31, 2013
c)	the unaudited financial statements of Leo Motors Inc for the twelve month period ended December 31, 2012
d)	the unaudited condensed interim financial statements of LGM Co., LTD for six month period ended June 30, 2013
e)	the audited financial statements of LGM Co., LTD for the year ended December 31, 2013.
f)	the audited financial statements of LGM Co., LTD for the year ended December 31, 2012.

The unaudited pro forma adjustments are based on currently available information and certain assumptions that management believes are reasonable.  The unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the selected historical financial information and related financial statements and accompanying footnotes of Leo Motors Inc. and LGM Co., LTD. The unaudited Pro Forma Consolidated Financial Statements are for informational purposes only and do not purport to reflect the financial position or results of operations that would have occurred if the Acquisition had been consummated on the dates indicated above; nor do they purport to represent or be indicative of the financial position or results of operations of LGM Co., LTD for any future dates or periods. Unless otherwise stated, all amounts presented in these unaudited Pro Forma Consolidated Financial Statements are in U.S. dollars.

2.   SIGNIFICANT ACCOUNTING POLICIES

The accounting policies used in the preparation of these unaudited pro forma consolidated financial statements are those set out in Leo Motors Inc’s audited financial statements as at December 31, 2013 and LGM Co., LTD ’s unaudited condensed interim financial statements for the six months ended June 30, 2014. Management has determined that no material adjustments are necessary to conform LGM Co., LTD’s financial statements to the accounting policies used by Leo Motors Inc. in the preparation of these Pro Forma Consolidated Financial Statements.

3.  DESCRIPTION OF THE TRANSACTION

a) Description of the Transaction

On July 1, 2014, Leo Motors, Inc., a Nevada Corporation (the “Company”) acquired all of the outstanding common stock of LGM Co. Ltd., a corporation incorporated in the Republic of Korea (“LGM”), from LGM’s shareholders, which represents 813,747 shares of LGM common stock, in exchange for 47,352,450 shares of the Company's common stock (the “Transaction”) pursuant to the Share Swap Agreement entered into by and between LGM and the Company (the “Agreement”). Pursuant to the Agreement, LGM became a wholly-owned subsidiary of the Company.

4.  PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

The unaudited Pro Forma Consolidated Financial Statements are presented as if all shares of LGM Co., LTD have been exchanged for Leo Motors, Inc. common shares at the date of the Acquisition

a)
The unaudited pro forma consolidated balance sheet as at June 30, 2014 reflects the following adjustment, which is directly attributable to the Acquisition, as if the Acquisition had occurred on January 1, 2012:

i)	To eliminate the book value of LGM Co., LTD’s equity accounts and to adjust outstanding common shares.

b)The unaudited pro forma consolidated statement of operations for the six months ended June 30, 2014 and the years ended December 31, 2013 and 2012 is prepared as if the Acquisition had occurred on January 1, 2012. The Company  does not anticipate any income or expense adjustments directly attributable to the Acquisition.

5.  PRO FORMA COMMON STOCK

Pro forma common stock as at June 30, 2014 has been determined as follows:

	June 30, 2014
	Common Shares	Amount ($)
Common stock of Leo Motors, Inc. at June 30, 2014	85,866,624	85,867
Common Shares Issued	47,352,450	47,352
Pro forma common stock at June 30, 2014	133,219,074	133,219

6.  PRO FORMA INCOME/(LOSS) PER SHARE

Pro forma income/(loss) per share has been determined as follows:

	Six months ended June 30, 2013	Year ended December 31, 2013	Year ended December 31, 2012
Deemed shares held by LGM Co., LTD shareholders - basic	47,352,450	47,352,450	47,352,452
Weighted average number of Leo Motors, Inc. common shares - basic	77,692,489	56,230,745	53,869,865
Weighted average number of Leo Motors, Inc. common shares - diluted	80,809,918	60,220,851	55,050,305
Pro forma weighted average number of shares outstanding - basic	125,044,939	103,583,195	101,222,315
Pro forma weighted average number of shares outstanding - diluted	128,162,368	107,573,301	102,402,755
Pro forma adjusted net income/(loss) - basic	$(0.01)	$(0.01)	$(0.02)
Pro forma adjusted earnings/(loss) per share - diluted	$(0.01)	$(0.01)	$(0.02)